                                                               EXHIBIT 2(c)

                            GUARANTY AGREEMENT

           THIS GUARANTY AGREEMENT, dated as of August 14, 1995 (this "Guaranty"), is made by ARVIN INDUSTRIES, INC., an Indiana corporation (the "Guarantor"), in favor of NBD BANK, a Michigan banking corporation as agent for the benefit of the Banks (the "Agent").

                                RECITALS

           A. Space Acquisition Corporation, a Delaware corporation (the "Borrower"), the Agent and the Banks have entered into an Amended and Restated Credit Agreement, dated as of August 11, 1995 (as amended or modified from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed to provide to the Borrower unsecured revolving credit facilities in an aggregate principal amount of $39,000,000. (All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement).

           B. Space Industries International, Inc., a Delaware corporation ("Space Industries"), Argotyche, L.P., a Delaware limited partnership (the "Partnership"), and the Borrower have entered an Agreement Plan of Merger, dated as of August 14, 1995 (as amended or modified from time to time, the "Merger Agreement"), pursuant to which Borrower has agreed to purchase all of the issued and outstanding capital stock of Space Industries, including all of the issued and outstanding common stock of Space Industries owned beneficially and of record by the Guarantor (the "Arvin Stock").

           C. The Borrower intends to finance a portion of the transactions contemplated by the Merger Agreement, and the purchase of the Arvin Stock, with funds to be provided to the Borrower by the Banks pursuant to the Credit Agreement.

           D. As a condition precedent to the effectiveness of the Banks' obligations under the Credit Agreement, the Guarantor is required to guarantee, among other things, the payment of certain Indebtedness of the Borrower under the Credit Agreement constituting Commitment B Loans, as hereinafter described.

           E. The Guarantor is familiar with the Credit Agreement (which, together with all documents, agreements, instruments and certificates relating thereto, as amended or modified from time to time, are herein collectively referred to as the "Operative Documents"), and the Guarantor has determined that it is in its best interests and to its financial benefit to enter into this Guaranty.

           F. It is a condition precedent to the Guarantor's entering into and making this Guaranty that the Borrower, the Guarantor and the Agent enter into an Intercreditor Agreement substantially in the form attached hereto as EXHIBIT A (the "Intercreditor Agreement").

           NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as further consideration and as an inducement to the Bank to enter into the Credit Agreement, the Guarantor agrees with the Agent as follows:

           1. GUARANTEE OF OBLIGATIONS. (a) The Guarantor hereby, as guarantor and not as surety only, (i) guarantees to the Agent and the Banks the prompt payment of any and all indebtedness, obligations and liabilities which constitute principal, interest (including interest which otherwise may cease to accrue with respect to the Borrower by operation of any insolvency law, rule, regulation or interpretation thereof) or fees (to the extent the Guarantor has agreed in writing to the payment of such fees) arising out of, or charged with respect to, the Commitment B Loans made under the Operative Documents, and (ii) agrees to make prompt payment, on demand, of any and all costs and expenses incurred by the Agent and the Banks in connection with enforcing the obligations of the Guarantor hereunder, including without limitation the reasonable fees and disbursements of counsel for the Agent and each Bank (all of the foregoing being collectively referred to as the "Guaranteed Obligations"), PROVIDED, HOWEVER, that the amount of the Guaranteed Obligations of the Guarantor shall be subject to the limitation set forth in Section 3 of this Guaranty.

               (b) If for any reason any amount payable under or in connection with any Operative Document constituting any of the Guaranteed Obligations shall not be paid in full when the same becomes due and payable, the Guarantor undertakes, but without duplication, to pay forthwith each such amount to the Agent and the Banks regardless of any defense, setoff or counterclaim which the Borrower may have or assert. The Guarantor hereby agrees not to exercise any rights of subrogation or contribution arising from any payments made by the Guarantor in respect of the Guaranteed Obligations of the Borrower until all amounts due and owing by the Borrower to the Agent and the Banks under the Operative Documents have been paid in full.

               (c) The date and amount of advances of principal made by the Banks in respect of the Guaranteed Obligations and of each payment thereon received by the Banks, and the aggregate principal amount thereof and accrued interest thereon shown upon the books and records of the Agent or upon the schedules attached to the Revolving Credit B Notes, and in any certificate delivered by the Agent or any Bank to the Guarantor in respect thereof, shall be prima facie evidence of the principal amount and accrued interest owing and unpaid on the Guaranteed Obligations. The failure to record any such information on such books and records or upon such schedule shall not, however, limit or otherwise affect the obligations of the Borrower to repay the principal amount of the Guaranteed Obligations together with accrued interest thereon or the obligations of the Guarantor hereunder with respect thereto.


                              GUARANTY AGREEMENT

           2. NATURE OF GUARANTY. This Guaranty is an absolute, unconditional and irrevocable guaranty of payment and not a guaranty of collection and is wholly independent of and in addition to other rights and remedies of the Agent or any Bank and is not contingent upon the pursuit by the Agent or any Bank of any such rights and remedies, such pursuit being hereby waived by the Guarantor.

           3. LIMITATION OF GUARANTEED OBLIGATIONS. (a) Notwithstanding the provisions of Section 1 above, and subject to the other provisions of this Section 3, the aggregate amount of Guaranteed Obligations hereunder shall not in any event exceed the amounts set forth below under the column entitled "Arvin Guaranty Amount" on the respective dates set forth below:


                         ARVIN GUARANTY          ARVIN GUARANTY
       DATE                 REDUCTION                AMOUNT
     ----------          --------------          ---------------
     Effective Date      $     -0-                $ 22,898,566
     12/31/95              1,180,793                21,717,773
     03/31/96              1,202,882                20,514,891
     06/30/96              1,225,360                19,289,531
     09/30/96              1,248,236                18,041,295
     12/31/96              1,294,012                16,747,283
     03/31/97              1,317,702                15,429,581
     06/30/97              1,341,811                14,087,770
     09/30/97              1,366,345                12,721,425
     12/31/97              1,407,053                11,314,372
     03/31/98              1,432,462                 9,881,910
     06/30/98              1,458,318                 8,423,592
     09/30/98              1,484,632                 6,938,960
     12/31/98              1,693,381                 5,245,579
     03/31/99              1,720,632                 3,524,947
     06/30/99              1,748,364                 1,776,583
     09/30/99              1,776,583                   - 0 -


               (b) Subject to the terms of the Intercreditor Agreement, upon any Event of Default under the Credit Agreement, during the pendency of such Event of Default, the Arvin Guaranty Amount set forth in Section 3(a) above shall no longer reduce pursuant to the schedule set forth above, it being understood and agreed that the amount of the Commitment B Loans shall at no time exceed $22,898,566, less the aggregate amount of previous Arvin Guaranty Amount reductions under Section 3(a) of this Guaranty. Upon the cure by the Borrower or Arvin of any such Event of Default, the Arvin Guaranty reduction schedule under Section 3(a) of this Guaranty shall resume as if there had been no interruption in such reduction schedule.

                              GUARANTY AGREEMENT
                                     -3-

           4. WAIVERS AND OTHER AGREEMENTS. The Guarantor hereby unconditionally (a) waives any requirement that the Agent or any Bank, in the event of any default by the Borrower, first make demand upon, or seek to enforce remedies against, the Borrower or any Subsidiary Guarantor before demanding payment under or seeking to enforce this Guaranty, (b) covenants that this Guaranty will not be discharged except by complete performance of all obligations of the Borrower contained in the Operative Documents constituting Guaranteed Obligations or by performance by the Guarantor of its obligations hereunder, (c) agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired by, without limitation, any invalidity, irregularity or unenforceability in whole or in part of any of the Operative Documents, or any limitation on the liability of the Borrower or any Subsidiary Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, (d) waives diligence, presentment and protest with respect to, and any notice of dishonor in the payment of, any amount at any time payable by the Borrower or any Subsidiary Guarantor under or in connection with, any of the Operative Documents, and further waives any requirement of notice of acceptance of, or other formality relating to, this Guaranty, and (e) agrees that the Guaranteed Obligations shall include any amounts paid by the Borrower or any Subsidiary Guarantor to the Agent or any Bank relating to the Guaranteed Obligations which may be required to be returned to the Borrower or to any Subsidiary Guarantor or to its representative or to a trustee, custodian or receiver for the Borrower or any Subsidiary Guarantor pursuant to any applicable law governing insolvency, bankruptcy or the assignment of assets for the benefit of creditors.

           5. OBLIGATIONS ABSOLUTE. Subject to the provisions of Sections 6 and 20 below, the obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall not be released, affected or impaired by any of the following whether or not undertaken with notice to or consent of the Guarantor: (a) any assignment or transfer, in whole or in part, of any of the Guaranteed Obligations or of any of the Operative Documents, or (b) any waiver by the Agent or any Bank, or by any other person, of the performance or observance by the Borrower or any Subsidiary Guarantor of any of the agreements, covenants, terms or conditions contained in any of the Operative Documents, or (c) any indulgence in or the extension of the time for payment by the Borrower or any Subsidiary Guarantor of the amounts payable under or in connection with any of the Operative Documents, or of the time for performance by any Borrower or any Subsidiary Guarantor of any other obligations under or arising out of any of the Operative Documents, or the extension or renewal thereof, or (d) the modification, amendment or waiver (whether material or otherwise) of any duty, agreement or obligation of the Borrower or any Subsidiary Guarantor set forth in any of the Operative Documents (the modification, amendment or waiver from time to time of any of the Operative Documents to which the Borrower or any Subsidiary Guarantor is a party being expressly authorized without further notice to or consent of the Guarantor), or (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower or any Subsidiary Guarantor or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Borrower or any Subsidiary Guarantor or the Borrower's assets or the Subsidiary Guarantor or any Subsidiary Guarantor's assets, or (f) the release of any security, if any, for the obligations of the Borrower or any Subsidiary Guarantor under any of the Operative Documents, PROVIDED that the prior written consent of the Guarantor to such release has been


                              GUARANTY AGREEMENT
                                     -4-
obtained, or (g) the merger or consolidation of the Borrower or any Subsidiary Guarantor with any other person, or (h) the release or discharge of the Borrower or any Subsidiary Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the Operative Documents, by operation of law, or (i) the running of any limitations period otherwise applicable, or (j) any other cause whether similar or dissimilar to the foregoing which would release, affect or impair the obligations, covenants, agreements or duties of the Guarantor hereunder.

           6. GUARANTOR CONSENT TO CERTAIN AMENDMENTS. Notwithstanding the provisions of Section 5 above, in no event shall any of the following modifications, amendments or waivers to the Operative Documents be permitted without the prior written consent of the Guarantor: (a) any increase in the Commitment A amounts (other than as contemplated by the terms of the Credit Agreement as in effect on the date hereof) or Commitment B amounts under the Credit Agreement, or any reinstatement by the Borrower of any portion of the Commitment A amounts after the Borrower has reduced Commitment A pursuant to
Section 2.2(a) of the Credit Agreement, (b) any extension of the Termination Date under the Credit Agreement, (c) any change in the amount or timing of the payment of any principal amount of any Commitment B Loan under the Credit Agreement, other than prepayments which are permitted by the terms of the Credit Agreement, (d) any amendment, modification or waiver of any term, covenant or agreement contained in Section 5.1(a), (d)(i), (f), (g) or (h) or
Section 5.2(b), (c), (f), (g), (h), (i), (j), (k), (o), (p) or (q) of the
Credit Agreement, or any change in the definitions of any of the terms contained in any said Sections, or any amendment, modification or waiver of any material provision of Section 2.5 of the Credit Agreement, except as otherwise provided under the terms of the Intercreditor Agreement; PROVIDED, HOWEVER, that such prior written consent to an action described in this clause (d) shall be deemed granted if the Guarantor fails to respond within seven (7) Business Days from the date it actually receives a written request for such consent.

           7. REPRESENTATIONS AND WARRANTIES. As of the date hereof and as of the Effective Date, the Guarantor represents and warrants that:

               (a) CORPORATE EXISTENCE AND POWER. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and is duly qualified to do business in each additional jurisdiction where such qualification is necessary under applicable law except where the failure to so qualify would not reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) of the Guarantor. The Guarantor has all requisite corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted (except where failure to possess such corporate power would not reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) of the Guarantor), to execute and deliver this Guaranty and to engage in the transactions contemplated by this Guaranty.

               (b) CORPORATE AUTHORITY. The execution, delivery and performance by the Guarantor of this Guaranty are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or of any judgment,


                              GUARANTY AGREEMENT
                                     -5-
decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Guarantor's charter or by-laws, or of any contract or undertaking to which the Guarantor is a party or by which it or its property may be bound.

               (c) BINDING EFFECT. This Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

               (d) LITIGATION. There is no action, suit or proceeding pending or, to the best of the Guarantor's knowledge, threatened against or affecting the Guarantor before or by any court, governmental authority or arbitrator, which if adversely decided would reasonably be expected to have a material adverse effect upon the ability of the Guarantor to perform its obligations under this Guaranty.

               (e) CONSENTS, ETC. No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of the Guarantor, other than the consent of the sole shareholder of the Guarantor, is required on the part of the Guarantor in connection with the execution, delivery and performance of this Guaranty or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Guaranty.

               (f) OTHER BANK DOCUMENTS. Each of the representations and warranties of the Guarantor set forth in each document, agreement or instrument evidencing any Indebtedness of the Guarantor to the Agent or any Bank, as amended from time to time, which, if untrue or incorrect would have a material adverse effect on the ability of the Guarantor to perform its obligations under this Guaranty, is true and correct in all material respects and such representations and warranties are incorporated by reference herein as if set forth in full herein.

           8. COVENANTS. The Guarantor agrees that, until payment in full of the Guaranteed Obligations, it shall, unless the Required Banks shall otherwise consent in writing:

               (a) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain its corporate existence, rights, privileges, licenses, franchises and permits and qualify and remain qualified as a validly existing corporation in good standing in each jurisdiction in which such qualification is necessary under applicable law except where the failure to so qualify would not reasonably be expected to have a material adverse effect upon the ability of the Guarantor to perform its obligations under this Guaranty.

               (b) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would reasonably be expected to have a material adverse effect upon the ability of the Guarantor to perform its obligations under this Guaranty (which compliance may include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property), except to the extent that compliance with any of the foregoing is being contested


                              GUARANTY AGREEMENT
in good faith and by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Guarantor in accordance with generally accepted accounting principles.

               (c) MAINTENANCE OF INSURANCE. Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties similarly situated.

               (d) REPORTING REQUIREMENTS. Furnish to the Agent (with a copy to each Bank), within seven (7) Business Days after becoming aware of the occurrence of any Event of Default described in Section 10, a statement of a duly authorized officer of the Guarantor setting forth such details of such Event of Default as are known to the Guarantor and the action which the Guarantor has taken and proposes to take with respect thereto.

               (e) OTHER DOCUMENTS WITH BANKS. Comply with each and every agreement and covenant contained in any agreement, document or instrument evidencing Indebtedness of the Guarantor to the Agent or any Bank, as amended from time to time, the noncompliance with which would have a material adverse effect upon the ability of the Guarantor to perform its obligations under this Guaranty, which agreements and covenants are incorporated by reference herein as if set forth in full herein.

           9. ASSIGNMENT OF ARVIN INDEMNITY. Subject to any and all rights and defenses which the Guarantor may be entitled to assert under the Arvin Indemnity, the Guarantor hereby consents to the assignment by the Borrower of the Arvin Indemnity to, and hereby agrees to give the Agent and the Banks copies of all notices delivered pursuant to the Arvin Indemnity, and to otherwise treat the Agent as the assignee of all right, title and interest of the Borrower in and to the Arvin Indemnity.

          10. EVENTS OF DEFAULT. The occurrence of any of the following events or conditions shall be deemed an "Event of Default" hereunder:

               (a) The Guarantor shall fail to pay when due any amount payable under Section 1 hereof and such failure shall continue for seven (7) Business Days following written notice thereof to the Guarantor; or

               (b) Any representation or warranty made by the Guarantor in this Guaranty or in any other document or certificate furnished by or on behalf of the Guarantor in connection with this Guaranty shall prove to have been incorrect in any material respect when made; or

               (c) The Guarantor shall fail to perform or observe any other term, covenant or agreement contained in this Guaranty and such failure shall not be cured within thirty (30) days of notice thereof to the Guarantor from the Agent.


                              GUARANTY AGREEMENT
                                     -7-

           11. REMEDIES. (a) Upon the occurrence and during the continuance of any Event of Default, or any Event of Default under the Credit Agreement, the Agent may, in addition to the remedies provided in the Operative Documents, enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings, may enforce payment under this Guaranty and any of its other rights available at law or in equity.

               (b) To the extent that it lawfully may, the Guarantor agrees that (i) it will not at any time insist upon any benefit or advantage of any law providing for the evaluation or appraisal of any security for the obligations of the Borrower or any Subsidiary Guarantor under the Operative Documents prior to any sale of such security in accordance with the Operative Documents and applicable law; and (ii) it will not allege as a defense under this Guaranty any stay, moratorium or extension made applicable to the Borrower or to any Subsidiary Guarantor by any applicable Federal or state law including without limitation Title 11 of the United States Code.

           12. PAYMENTS. All amounts payable by the Guarantor under this Guaranty shall be paid to the Agent at its main office in Detroit, Michigan, or otherwise as the Bank may from time to time direct, in full, free and clear of any present or future taxes, levies, imposts, duties, charges, fees or withholdings whatsoever. If the Guarantor is compelled by law to make any deduction or withholding, it will promptly pay to the Agent such additional amount as will result in the net amount received by the Agent being equal to the full amount which would have been receivable had there been no deduction or withholding.

           13. NO SETOFF, ETC. BY GUARANTOR. No setoff, counterclaim, reduction or diminution of an obligation, or any defense of any kind or nature (other than performance by the Guarantor of its obligations hereunder) which the undersigned have or may have against the Agent or any Bank shall be available hereunder to the Guarantor against the Agent or any Bank.

           14. OBLIGATIONS OF AGENT AND BANKS; NO CROSS-DEFAULT.
(a) Simultaneously with giving the Borrower any written notice under the Credit Agreement, the Agent shall deliver a copy of such notice to the Guarantor.
The Agent shall also provide the Guarantor with prompt written notice of the Agent's acceleration of the Guaranteed Obligations or the exercise of any other remedy under Section 6.2 of the Credit Agreement. The Guarantor may cure any default of the Borrower under the Credit Agreement, if such default is curable, within the period (if any) granted to the Borrower under the Credit Agreement.

               (b) The Agent and each Bank hereby expressly waive any right to setoff or apply against the Guarantor's obligations hereunder any deposits or any other Indebtedness owed by the Agent or any Bank to the Guarantor.

               (c) Notwithstanding any provision to the contrary which may be contained in any document or agreement to which the Guarantor (or an affiliate of the Guarantor) and the Agent or any Bank may, now or in the future be, parties or any instrument made, executed and delivered


                              GUARANTY AGREEMENT
                                     -8-
by the Guarantor or any affiliate of the Guarantor, no default or Event of Default hereunder shall constitute a default or event of default under any other such document, agreement or instrument.

           15. AMENDMENTS, ETC. This Guaranty may be amended from time to time and any provision hereof may be waived. No such amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor, the Agent or any Bank therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, the Required Banks and the Guarantor, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

           16. NOTICES. All notices, demands, requests, consents and other communications hereunder shall be in writing and shall be delivered or sent to the Guarantor at Arvin Industries, Inc., One Noblitt Plaza, P.O. Box 3000, Columbus, Indiana 47201. Attention: Mr. Richard Smith, Vice President and Chief Financial Officer, Facsimile Number: (812) 379-3688, with a copy to Calspan International, Inc., 800 Connecticut Avenue, N.W., Suite 1111, Washington, D.C. 20006, Attention: Katherine A. Snavely, Vice President - Corporate Finance, Facsimile No. (202) 861-0321, and to the Agent at 611 Woodward Avenue, Detroit, Michigan 48226, Attention: Midwest Banking Division, Facsimile No. (313) 225-1671, or to such other address as may be designated by the Guarantor, the Borrower or the Agent by notice to the other parties. All notices and other communications shall be deemed to have been given at the time of actual delivery thereof to such address, or if sent by certified or registered mail, postage prepaid, to such address, on the fifth day after mailing.

           17. SUBORDINATION, SUBROGATION, ETC. The Guarantor agrees that any present or future indebtedness, obligations or liabilities of the Borrower to the Guarantor shall be fully subordinate and junior in right and priority of payment to any present or future indebtedness, obligations or liabilities of the Borrower to the Agent and the Banks under the Operative Documents, and the Guarantor hereby agrees not to exercise any rights of subrogation or contribution arising from any payments made by the Guarantor in respect of the Guaranteed Obligations of the Borrower until all amounts due and owing by the Borrower to the Agent and the Banks under the Operative Documents have been paid in full.

           18. CONDUCT NO WAIVER; REMEDIES CUMULATIVE. The obligations of the Guarantor under this Guaranty are continuing obligations and a fresh cause of action shall arise in respect of each Event of Default hereunder. No course of dealing on the part of the Agent or any Bank nor any delay or failure on the part of the Agent or any Bank in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice the Agent or any Bank's rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Agent or any Bank under this Guaranty is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Guaranty or by applicable law to the Agent or any Bank may be exercised from time to time and as often as may be deemed expedient by the Agent or any Bank.


                              GUARANTY AGREEMENT
                                     -9-

           19. RELIANCE ON AND SURVIVAL OF VARIOUS PROVISIONS. All terms, covenants, agreements, representations and warranties of the Guarantor made herein or in any certificate or other document delivered pursuant hereto shall be deemed to be material and to have been relied upon by the Agent and the Banks, notwithstanding any investigation heretofore or hereafter made by the Agent and the Banks or on the Agent's or any Bank's behalf.

           20. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon, and inure to the benefit of, the parties hereto and their respective permitted successors and assigns; PROVIDED, HOWEVER, that neither the Agent nor any of the Banks may sell or assign any interest in this Guaranty except in accordance with any sale or assignment under Section 8.6 of the Credit Agreement and except with the prior written consent of the Guarantor, other than any sale or assignment to any Affiliate of the Agent or any Bank, which may be made without the consent of the Guarantor. Such restriction shall not be binding upon any grant of a participation interest under Section 8.6(b) of the Credit Agreement. Any sale, assignment or grant of a participation interest shall be subject to the terms of this Guaranty and the Intercreditor Agreement, and any sale or assignment in violation of this Section 20 shall result in the termination of this Guaranty.

           21. SURVIVAL OF AGENT OR ANY BANK'S RIGHTS AND REMEDIES. Notwithstanding any provision of this Guaranty to the contrary, the execution and delivery by the Guarantor of this Guaranty, and the Agent and the Banks' acceptance thereof, shall not be deemed to (a) be a consent to the action, whether heretofore or hereafter taken, by the Borrower or any Subsidiary Guarantor in violation of any provision of any Operative Document, (b) be a waiver of any provision of any Operative Document, or (c) prejudice any rights or remedies which the Agent or any Bank may now have or have in the future under or in connection with any Operative Document, including without limitation, any such rights or remedies with respect to any event of default or event causing or permitting acceleration under any Operative Document which may heretofore have occurred and be continuing or may hereafter occur.

           22. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS. This Guaranty is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. The Guarantor further agrees that any legal action or proceeding with respect to this Guaranty or any Operative Document or the transactions contemplated hereby may be brought in any court of the State of Michigan, or in any court of the United States of America sitting in Michigan, and the Guarantor hereby submits to and accepts generally and unconditionally the non-exclusive jurisdiction of those courts with respect to its person and property and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to the Guarantor or by the mailing thereof by registered or certified mail, postage prepaid to the Guarantor at its address set forth in
Section 16. Nothing in this Section 22 shall affect the right of the Agent to serve process in any other manner permitted by law or limit the right of the Agent to bring any such action or proceeding against the Guarantor or property in the courts of any other jurisdiction. The Guarantor hereby irrevocably


                              GUARANTY AGREEMENT
waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

           23. DEFINITIONS; HEADINGS. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of its terms or provisions hereof.

           24. COUNTERPART EXECUTION. This Guaranty may be signed upon any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Guaranty shall become effective as to the Guarantor when a counterpart hereof shall have been signed by the Guarantor.

           25. INTEGRATION; SEVERABILITY; ENFORCEABILITY. This Guaranty embodies the entire agreement and understanding among the Guarantor, the Banks and the Agent, and supersedes all prior agreements and understandings relating to the subject matter hereof. If any one or more provisions of this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, prejudiced or disturbed thereby. If at any time any portion of the obligations of the Guarantor under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable, the remaining portion of the obligations of the Guarantor under this Guaranty shall not in any way be affected, impaired, prejudiced or disturbed thereby and shall remain valid and enforceable to the fullest extent permitted by applicable law. If at any time all or any portion of the obligations of the Guarantor under this Guaranty would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under Section 548 of the federal Bankruptcy Code or under a similar applicable law of any jurisdiction, then notwithstanding any other provisions of this Guaranty to the contrary such obligation or portion thereof of the Guarantor under this Guaranty shall be limited to the value of any quantifiable economic benefits accruing to the Guarantor as a result of this Guaranty, or (if applicable) such lesser amount as a court of competent jurisdiction may determine is recoverable under this Guaranty.

           26. REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective in the event any petition be filed by or against the Borrower, any Subsidiary Guarantor or the Guarantor for liquidation or reorganization, in the event the Borrower, any Subsidiary Guarantor or the Guarantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee be appointed for all or any significant part of the Borrower, any Subsidiary Guarantor or the Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Agent or any Bank, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the


                              GUARANTY AGREEMENT
                                     -11-

Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

           27. WAIVER OF JURY TRIAL. THE AGENT, THE BANKS AND THE GUARANTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM. NEITHER THE AGENT, ANY BANK NOR THE GUARANTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED EXCEPT WHERE NECESSARY TO PRESERVE SUCH ACTION. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE AGENT, ANY BANK OR THE GUARANTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

           28. RESERVATION OF RIGHTS. Notwithstanding any provision of this Guaranty to the contrary, the Guarantor shall be entitled to pursue, exercise and assert in a separate proceeding after payment in full of the Guaranteed Obligations, all legal or equitable remedies for any breach of this Guaranty or any of the Operative Documents by the Agent or any Bank; and no payment hereunder by the Guarantor nor any provision contained herein, including without limitation the unconditional nature of the Guarantor's obligation hereunder, shall be construed as a waiver of any such rights by the Guarantor, or as a limitation on, or with respect to, any such remedies or the damages recoverable in such proceeding.


                              GUARANTY AGREEMENT
                                     -12-

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the day and year first set forth above.


                                  ARVIN INDUSTRIES, INC.


                                  By:      /s/ Richard A. Smith
                                     ----------------------------------------

                                   Its:  Chief Financial Officer
                                       --------------------------------------


Agreed and Accepted this 14th
day of August, 1995:

NBD BANK, as Agent and as a Bank


By:   /s/ Edward C. Hathaway
   ------------------------------




                              GUARANTY AGREEMENT
                                     -13-